UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 2, 2004

AVVAA WORLD HEALTH CARE PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of Incorporation)	0-24262 (Commission File Number)	88-395714 (IRS Employer ID No.)

PO Box 335, 3018 Schaeffer Road, Falkland, BC, Canada V0E 1W0
(250) 379-2727
(Address and Telephone Number of Registrant's Principal
Executive Offices and Principal Place of Business)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 2, 2004 (the “Closing Date”), pursuant to an Asset Purchase Agreement and Addendum (hereinafter the Asset Purchase Agreement and Addendum shall be collectively referred to as the “Agreement”) thereto between Mind Your Own Skin Products, Inc. (“MYOSP” or the “Company”), a British Columbia Company which is a wholly owned subsidiary of AVVAA World Health Care Products, Inc.; 594360 BC Ltd., a British Columbia Company doing business as Mystic Mountain Body and Spa Products (“Mystic”); and Ronald James Reynolds, (“Reynolds”) an individual who is the sole shareholder of the Mystic and is a party for the purpose of jointly and severally covenanting with Mystic to indemnify the Company, MYOSP acquired all of the assets of Mystic’s business of manufacturing, wholesale selling and retail selling of bath, skin and body products and aromatherapy products under the firm name and style of Mystic Mountain Body and Spa Products in consideration for the payment of a total of Canadian $100,000. The payment of Canadian $100,000 was paid in the following manner: a promissory note for Canadian $15,000 due and payable on January 31, 2004 and the balance of Canadian $85,000 based on a promissory note due and payable on March 15, 2004.

Through this Agreement the Company acquired the following assets:

(a)     The leasehold property, interests therein and the improvements, appurtenances and fixtures thereon;

(b)     The equipment, furnishings, supplies, floor coverings and wall coverings;

(c)     All inventories including product inventory, product label inventory, bottle and closure inventory and product ingredients;

(d)     The benefit of, including all deposits after the time of Closing and income earned after the time of Closing from all bookings, contracts, agreements, engagements, arrangements and unfilled orders received by Mystic and forward commitments to purchase made by Mystic in connection with Mystic’s Business, and all other contracts, engagements or commitments, whether written or oral, to which Mystic is entitled in connection with Mystic’s Business, and in particular all right, title and interest of Mystic in, to and under the material agreements and contracts;

(e)     Mystic’s customer/client list;

(f)     All right and interest of Mystic to all registered and unregistered trade marks, patents, product formulas, product procedures, all other formulas and procedures, trade or brand names, copyrights, designs, restrictive covenants and other industrial or intellectual property used in connection with Mystic’s Business, including but not so as to limit the generality of the foregoing the name “Mystic Mountain Body and Spa Products” the name “Mystic Mountain Boutique”, the name “Mystic Mountain”, the Mystic Mountain trade mark registered in the Canadian Intellectual Property Office under number TMA550631, the world wide web site, domain names, information, sales and marketing materials and intellectual property described at the world wide web site at and all other intellectual property;

(g)     The goodwill of Mystic’s Business and the right of the Company to represent itself as carrying on Mystic’s Business in continuation of and in succession to Mystic and the right to use the name “Mystic Mountain” or “Mystic Mountain Body and Spa Products” or any variation or variations thereof as part of or in connection with Mystic’s Business;

(h)     The telephone numbers and facsimile numbers (including the telephone number 1-866-558-4252) and e-mail address or addresses (including of Mystic’s Business;

(i)     All operating stores or supplies used to carry on Mystic’s Business;

(j)     The following Books and Records: means true copies of all books, records, files, documents and other written, electronically maintained or computer assessed information relating to the Business or the Assets which are in Mystic’s or Reynolds’ possession or control, including the following:

(a)	lists of customers and suppliers (past, present and potential);
(b)	pricelists;
(c)	records with respect to productions, engineering, product development, costs, inventory, and equipment;
(d)	advertising matter, catalogues, correspondence, mailing lists, photographs, sales materials and records, purchasing materials and records;
(e)	personnel records of employees whose employment will be continued with the Company;
(f)	media materials and plates;
(g)	sales order and purchaser order files;
(h)	information from accounting, tax files relating to goods and services tax or social services tax, and litigation files reasonably requested by the Purchaser from time to time;
(i)	plans, specifications, surveys, construction contracts, and other materials relating to the Leasehold Property;
(j)	correspondence files (including correspondence relating to discounts, rebates, future commitments, product returns, production errors, standards of any relevant Governmental Authority, social service taxes, goods and services taxes, environmental legislation and fitness and service warranties relating to the Assets); and,
(k)	other records used in or required to continue the Business as heretofore and presently being conducted by the Vendor.

Pursuant to the Agreement, Mystic and Reynolds jointly and severally covenanted and agreed with the Company that they will not for a period of 2 years from the date of this Agreement, either individually or in partnership or jointly or in conjunction with any person or persons, including, without limitation, any individual, firm, association, syndicate, company, corporation or other business enterprise, as principal, agent, shareholder, officer, employee or in any other manner whatsoever carry on or be engaged in or be concerned with or interested in or advise or permit its or their name or names to be used or employed by any person or persons, including, without limitation, any individual, firm, association, syndicate, company, corporation or other business enterprise engaged in or concerned with or interest in within Canada and the United States any business of manufacturing, wholesale selling and retail selling of bath, skin and body products and aromatherapy products or any part thereof presently carried on by Mystic. Provided, however, that in the event that the Company permanently ceases business operations and provided such release does an adversely affect the financial position or standing of the Company or its successors and assigns, the Purchaser agrees that it will release Mystic and Reynolds from this covenant.

In addition, pursuant to the Agreement, the Company entered into an employment agreement with Mr. Reynolds and Mr. Reynolds was appointed as the Vice/President of Manufacturing and Distribution of the Company. Pursuant to his employment agreement with the Company, Mr. Reynolds received 250,000 restricted shares of the Company’s common stock.. Mr. Reynolds is a graduate in Chemical Technology from SAIT in Calgary and a degree in Business Administration from University of Alberta in Edmonton gives academic support to the more than twenty five years of experience in the Personal Care Industry.  With manufacturing “hands on” experience, company ownership and management, Ron brings a multitude of expertise in formulating, manufacturing, distribution and marketing of Herbal Supplements, Hair Care Products, Skin Care Products, Bath and Spa Products for numerous multinational corporations.

Item 7. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired

Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

(b)     Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c) Exhibits

Number	Exhibit
2.1	Asset Purchase Agreement.
2.2	Addendum to Asset Purchase Agreement.
2.3	Employment Agreement between the Company and Ron Reynolds

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

By:	/s/ Jack Farley JACK FARLEY President and Chief Executive Officer

Dated:   January 22, 2004